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                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  []
Check  the  appropriate  box:

[ ]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  240.14a-12

                        GARTMORE VARIABLE INSURANCE TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title  of  each  class  of  securities  to  which  transaction  applies:
    ____________________________________________________________________________

2)  Aggregate  number  of  securities  to  which  transaction  applies:
    ____________________________________________________________________________


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determine

d):
    ____________________________________________________________________________

4)  Proposed  maximum  aggregate  value  of  transaction:
    ____________________________________________________________________________

5)  Total  fee  paid:
    ____________________________________________________________________________

[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount  Previously  Paid:
    ____________________________________________________________________________

2)   Form,  Schedule  or  Registration  Statement  No.:
    ____________________________________________________________________________

3)   Filing  Party:
    ____________________________________________________________________________

4)   Date  Filed:
    ____________________________________________________________________________

                        GARTMORE VARIABLE INSURANCE TRUST
                                 1200 River Road
                        Conshohocken, Pennsylvania 19428



November  8,  2002


Dear  Gartmore  GVIT  Global  Technology  and  Communications Fund Shareholders:

The enclosed proxy statement details two proposed changes for the Gartmore GVIT Global Technology and Communications Fund (the "Fund"), a series of Gartmore Variable Insurance Trust (the "Trust"). The first proposal would change the Fund's policy on industry concentration to permit the Fund to concentrate its investments in issuers in the technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment (collectively, "technology-related industries"). The second proposal would change the Fund's classification from a "diversified" to a "non-diversified" fund, thereby allowing the Fund to focus further its investments (while still complying with the diversification requirements of the Internal Revenue Code). The proposed changes, if approved by shareholders of the Fund, are expected to take effect on or about December 31, 2002.

We believe that the proposals to permit the Fund to concentrate further its investments in technology-related industries and to change the Fund's classification from a "diversified" to a "non-diversified" fund will enable the Fund to more effectively pursue its investment objectives and strategies.

Please  read  the  enclosed  Proxy  Statement  for  additional  information.

We  look  forward  to  continuing  to  serve  you  and  the  Fund in the future.

Sincerely,

KEVIN  S.  CROSSETT

Kevin  S.  Crossett
Secretary,  Gartmore  Variable  Insurance  Trust

                        GARTMORE VARIABLE INSURANCE TRUST
                     1200 RIVER ROAD, CONSHOHOCKEN, PA 19428

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To  the  Shareholders  of the Gartmore GVIT Global
Technology and Communications Fund and to the Owners of Variable Annuity Contracts or Variable
Life Insurance Policies entitled to give voting instructions to the Shareholders of Gartmore GVIT
Global  Technology  and  Communications  Fund:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Gartmore GVIT Global Technology and Communications Fund (the "Fund"), a separate series of Gartmore Variable Insurance Trust, a Massachusetts business trust (the "Trust"), will be held on Monday, December 16, 2002, at 11:15 a.m. Eastern time, at One Nationwide Plaza, 38th Floor, Conference Room 3, Columbus, Ohio 43215. The purpose of the Meeting is to consider and act on the following matters:

     1. To amend the Fund's fundamental policy regarding industry concentration to permit the Fund to concentrate its investments in issuers in technology and/or communications industries. These industries include: hardware and equipment, information technology, software, consulting and services, consumer electronics, defense technology, broadcasting, and communication equipment;

     2. To amend the Fund's fundamental policy regarding diversification to change the Fund from a "diversified" to a "non-diversified" fund; and

     3. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     Shares of the Fund may be purchased by certain separate accounts of Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") to fund benefits payable under certain variable annuity contracts and variable life insurance policies (collectively, "variable contracts"). Nationwide hereby solicits and agrees to vote at the Meeting, to the extent required, the shares of the Fund which are held in such separate accounts in accordance with timely instructions received from owners of the variable contracts. With respect to all other shareholders, the Trustees of the Trust are soliciting your votes.

     If you are a shareholder of record as of the close of business on October 18, 2002, you may instruct the persons listed on the enclosed proxy card on how your shares in the Fund should be voted. If you are a variable contract owner of record at the close of business on October 18, 2002, you have the right to instruct Nationwide as to the manner in which the Fund shares attributable to your variable contract should be voted. To assist you, a voting instruction form is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment(s) thereof.

                                             By  Order  of  the  Trustees,

                                             KEVIN  S.  CROSSETT
November  8,  2002                           Kevin  S.  Crossett,  Secretary

                             YOUR VOTE IS IMPORTANT

WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY OR VOTING INSTRUCTION FORM. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                                 PROXY STATEMENT
                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
             GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

                                ONE PORTFOLIO OF
                        GARTMORE VARIABLE INSURANCE TRUST

                          TO BE HELD DECEMBER 16, 2002
                           GENERAL VOTING INFORMATION


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Gartmore Variable Insurance Trust, a Massachusetts business trust (the "Trust"), to be voted at a Special Meeting of Shareholders (the "Meeting") of Gartmore GVIT Global Technology and Communications Fund (the "Fund"), a portfolio or series of the Trust. The Meeting will be held at 11:15 a.m. Eastern time, on Monday, December 16, 2002. The Meeting will be conducted at One Nationwide Plaza, 38th Floor, Conference Room 3, Columbus, Ohio 43215. The principal executive offices of the Trust are located at 1200 River Road, Conshohocken, Pennsylvania 19428. The Trustees have fixed the close of business on October 18, 2002, as the record date (the "Record Date") for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting.

     This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values on the Record Date allocated to a subaccount of a Nationwide separate account invested in shares of the Fund.

     This Proxy Statement, proxy cards and voting instructions will be sent to shareholders and variable contract owners on or about November 15, 2002. Shareholders of record on the Record Date are entitled to one vote for each share they own and a proportionate fractional vote for any fraction of a share they own as to each issue on which such shareholders are entitled to vote. As of the Record Date, the Fund had 3,185,227.606 Class I shares of beneficial interest, and 927,091.714 Class III shares of beneficial interest, without par value (collectively, the "Shares"), that were outstanding and are therefore entitled to vote at the Meeting.

     Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. The persons named as proxies on the enclosed proxy card(s) will vote Shares at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated proxy card is received that does not specify a choice (for, against or abstain), the persons named as proxies will consider its timely receipt as an instruction to vote "FOR" the proposals. Shareholders may revoke previously submitted proxies at any time prior to the Meeting by: (i) submitting to the Trust a subsequently dated proxy card; (ii) delivering to the Trust a written notice of revocation; or (iii) otherwise giving written notice of revocation at the Meeting. In all cases, any action to revoke a proxy must be taken before the authority granted in the proxy card is exercised.

     With respect to the Nationwide separate accounts that hold Shares as of the Record Date, Nationwide will vote those Shares at the Meeting, as required, in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. To the extent required, Nationwide will vote Shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated voting instruction form is received that does not specify a choice (for, against or abstain), Nationwide will consider its timely receipt as an instruction to vote "FOR" the proposals. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by: (i) submitting to Nationwide subsequently dated voting instructions;
(ii) delivering to Nationwide a written notice of revocation; or (iii) otherwise giving written notice of revocation at the Meeting. In all cases, any action to revoke voting instructions must be taken before the authority granted in the voting instruction form is exercised.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT P.O. BOX 182205, COLUMBUS, OHIO 43218-2205, OR BY CALLING TOLL-FREE (800) 848-0920. THE ANNUAL REPORT AND SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

     At the Meeting, shareholders of the Fund will be asked to vote on the proposals that are described below and in the Notice of Special Meeting (individually, a "Proposal" and, collectively, the "Proposals"). Shareholders of the Fund will be voting as a group, not by class, on the Proposals.

     The Trust knows of no business other than that mentioned in the Proposals which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment. In order to act upon each of the Proposals, a quorum consisting of a majority of the Shares of the Fund entitled to vote at the Meeting must be present in person or by proxy. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve each of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Proposals, provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of shareholders.

PROPOSALS 1 AND 2 - TO AMEND THE FUND'S FUNDAMENTAL POLICIES REGARDING INDUSTRY
                   CONCENTRATION AND PORTFOLIO DIVERSIFICATION

INTRODUCTION

     It is proposed that shareholders of the Fund approve a change in the Fund's fundamental policy concerning industry concentration. Currently, the Fund does not concentrate its investments, i.e., it does not invest more than 25% of its total assets in securities of issuers in the same industry or group of industries. The proposed change in the Fund's concentration policy would permit (and require) the Fund to invest more than 25% of its total assets in issuers in the technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment (collectively, "technology-related industries").

     Since the Fund's inception on June 30, 2000, the Fund has focused its investments in the equity securities of companies in the technology and communications sectors. Originally, Gartmore Mutual Fund Capital Trust, the Fund's investment adviser (the "Adviser"), believed that there was sufficient depth of issuers, securities and industry groups in the technology and communication sectors. However, since June 30, 2000, the technology and communications sectors have undergone a significant contraction - i.e., there are significantly fewer companies in which the Adviser may invest on behalf of the Fund consistent with the Fund's investment objective and strategies. Because of this contraction, the Adviser now believes that the Fund needs the ability to "concentrate" its investments in technology-related industries in order to take advantage of the more limited number of companies that, for SEC purposes, may fall within the same industry (i.e., a subset within a particular sector).
Approval of the proposal adopting a concentration policy will enable (and require) the Fund to invest more than 25% of its total assets in issuers engaged in technology-related industries.

     For these same reasons, the Adviser has also proposed that shareholders approve a change to the Fund's diversification classification from "diversified" to "non-diversified." Generally speaking, the change will permit the Fund to invest a larger portion of its assets in fewer issuers.

     The Adviser has recommended such modifications in order to better position the Fund to pursue its investment objective of capital appreciation, as well as its strategy of investing at least 80% of its net assets in equity securities issued by companies with business operations in technology and communications and/or technology and communications related industries. In particular, enabling the Adviser to invest more of the Fund's assets in issuers which the Adviser believes have favorable prospects for sustained growth, may have a positive effect on Fund performance. Additionally, the change will allow the Fund to more closely track its benchmark index, the Morgan Stanley High Tech 35 Index.

     After reviewing and considering the Adviser's recommendation, the Board of Trustees, at its meeting on September 19, 2002, voted to: (1) amend the Fund's fundamental policy regarding concentration to permit the Fund to concentrate its investments in issuers in technology-related industries; and (2) amend the Fund's fundamental policy regarding diversification to change the Fund from a "diversified" to a "non-diversified" fund.

     For these reasons, the Board is submitting Proposals 1 and 2 to the shareholders of the Fund for their approval.

     If the proposals are approved, the Fund will continue to pursue its current investment objective of capital appreciation, as well as its strategy of investing at least 80% of its net assets in equity securities issued by companies in technology and communications and/or technology and communications related industries. The Fund will also continue to be subject to the risks disclosed in its current prospectus, although, as described below, the ability to concentrate its investments and to be "non-diversified" involves certain additional risks.

     The decision by the Board to recommend that the Fund's concentration policy be amended to permit the Fund to concentrate further its investments in the technology-related industries and to recommend that the Fund's classification as "diversified" be changed to "non-diversified," as well as other important information, is described in more detail below.

                PROPOSAL 1 - AMENDMENT OF THE FUND'S FUNDAMENTAL
                  INVESTMENT POLICY REGARDING CONCENTRATION TO
                       PERMIT THE FUND TO CONCENTRATE ITS
                            INVESTMENTS IN ISSUERS IN
                          TECHNOLOGY-RELATED INDUSTRIES

     The Fund currently has a fundamental investment limitation that prohibits the Fund from investing more than 25% of its total assets in any one industry. Specifically, that fundamental investment policy provides that:

     [The Fund]: May not purchase the securities of any issuer, if, as a result more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

     Since this investment policy is "fundamental," such policy may not be modified or amended without shareholder approval.

     The Adviser and the Board are proposing that shareholders of the Fund approve the change in the Fund's policy regarding concentration which would mean that the Fund would invest more than 25% of its total assets in securities of companies in technology-related industries. The Adviser and the Board believe that the change to the Fund's fundamental policy regarding concentration will enable the Fund to operate more effectively while also providing the potential for increased investment returns. Specifically, because of the significant decrease in the number of available issuers in technology-related industries, as more fully described above under "INTRODUCTION," the Adviser and the Board believe the change will enable the Fund to pursue more effectively the Fund's investment objectives and strategies by allowing the Fund to invest in those issuers that the Adviser believes offer the greatest potential return over the market regardless of the "industry" in which such issuer may be placed for SEC reporting purposes. In addition, the proposed change may provide the Fund with greater flexibility to respond to future investment opportunities and to invest more consistently with its benchmark index (the Morgan Stanley High Tech 35 Index).

     The practical effect of the proposed change in the Fund's concentration policy is to permit (and require) the Fund to invest a greater portion of its portfolio in one or more of the technology-related industries. Although the Fund has always invested primarily in the technology and communication industries (or related industries), as a more concentrated fund the Fund would be exposed to a greater risk of volatility and loss because the Fund would be even more susceptible to the risks associated with technology-related industries (as described above). Therefore, the Fund could have returns that are more volatile than those of mutual funds which are less concentrated.

     In particular, the stocks of issuers in technology-related industries can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Such companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. However, the Adviser and the Board believe that the potential increase in risk is appropriate given the Fund's investment strategies and the potential for increased investment returns.

     If the proposal is approved, the Fund would adopt the following fundamental policy concerning concentration:

     The Gartmore GVIT Global Technology and Communications Fund shall invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

     In approving the change to the Fund's concentration policy, the Board requested and obtained such information as they deemed reasonably necessary to evaluate the proposal. The Board of Trustees carefully considered the impact of the proposal to amend the Fund's fundamental policy regarding concentration and weighed the potential advantages of providing the Adviser with increased investment flexibility in managing the Fund against the possibility that the change would result in some increased volatility of and risk to the Fund and its shareholders. In particular, the Board considered, among other factors, the changes in the market for securities within the technology and communications sectors since the Fund began operating in June 2000, the Adviser's experience in managing equity funds having the ability to concentrate and the performance of those funds, the availability of securities of issuers in the technology-related industries with favorable prospects for sustained growth, the nature of the market in which such securities are traded, and the particular risks associated with concentrating the Fund's assets in technology-related industries.

     Based on these and other factors, the Board determined it would be in the best interests of the Fund and its shareholders if the Fund concentrated its investments in securities of issuers in technology-related industries. Accordingly, the Board unanimously approved the change to the Fund's concentration policy to require it to invest more than 25% of its total assets in the securities of issuers operating in technology-related industries.

     Approval of the change in the Fund's fundamental policy regarding concentration requires the affirmative vote of a majority of the outstanding Shares of the Fund, defined as the lesser of (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the Shares of the Fund. If the change in the Fund's fundamental policy regarding concentration is not approved, the Fund will continue to be managed so as not to invest more than 25% of its total assets in any one industry.

     THE  TRUSTEES  RECOMMEND  THAT  YOU  VOTE  "FOR"  PROPOSAL  1.

                PROPOSAL 2 - AMENDMENT OF THE FUND'S FUNDAMENTAL
                   INVESTMENT POLICY REGARDING DIVERSIFCATION
                      TO CHANGE THE FUND FROM A DIVERSIFIED
                            TO A NON-DIVERSIFIED FUND

     The Fund is currently a "diversified" fund within the meaning of the Investment Company Act of 1940, as amended, and, as a result, has adopted the following fundamental policy:

     [The Fund]: May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     As described in this fundamental investment policy, currently the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer nor own 10% of the outstanding voting securities of any one issuer. Since this investment policy is "fundamental," such policy may not be modified or amended without shareholder approval.

     The Adviser and the Board are proposing that shareholders of the Fund approve the change in the Fund's fundamental policy regarding diversification to change the Fund from a "diversified" to a "non-diversified" fund. This change would mean that the Fund would no longer be subject to the above limitation. The Adviser and the Board believe that the change to the Fund's classification will enable the Fund to operate more effectively and provide potential for increased investment returns. For instance, the Adviser and the Board believe that the change will allow the Adviser the flexibility to invest a larger portion of the Fund's assets in selected securities which the Adviser believes present the best opportunities for capital appreciation.

     The practical effect of the proposed change in the Fund's classification from a "diversified" to a "non-diversified" fund is to permit the Fund to invest a greater portion of its portfolio in a smaller number of issuers. As a "non-diversified" fund, the Fund would be exposed to a greater risk of volatility and loss, because the Fund may hold larger positions in a smaller number of securities than a "diversified" fund. As a consequence, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. However, the Adviser and the Board believe that the potential increase in risk is appropriate given the Fund's investment strategies and the potential for increased investment returns, especially in light of recent changes in market conditions in the technology and communications sectors in which the Fund primarily invests.

     If Proposal 2 is approved by shareholders, the Fund will continue to be subject to the diversification standards imposed by the Internal Revenue Code of 1986, as amended (the "Code"), with which all mutual funds that wish to qualify for the favorable tax treatment afforded by the Code must comply. As such, the Fund will be required to comply with the following diversification policy:

     The Fund's holdings must be diversified so that at the end of each tax quarter (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     In approving the change to the Fund's diversification policy, the Board requested and obtained such information as they deemed reasonably necessary to evaluate the proposal. The Board of Trustees carefully considered the impact of the proposed change from a "diversified" fund to a "non-diversified" fund and weighed the potential advantages of providing the Adviser with increased investment flexibility against the possibility that the change would result in increased volatility of and risk to the Fund. In particular, the Board considered, among other factors, that while investing a larger portion of the Fund's assets in fewer issuers may prove beneficial when such companies outperform the market, larger investments in fewer issuers would also magnify any negative performance by such companies. The Board, however, took into consideration the changing nature of the technology and communications sectors and resulting decreased number of issuers, including those with strong growth characteristics, as more fully discussed above under "INTRODUCTION." Such changes have limited the investment opportunities of the Adviser under the "diversified" classification and, if this trend continues, may impact the performance of the Fund. Based on these and other factors, the Board determined that the potential for improved performance under a "non-diversified" classification outweighs the potential increased volatility of, and risk of loss for, the Fund.

     Approval of the change in the Fund's classification from a "diversified" to a "non-diversified" fund requires the affirmative vote of a majority of the outstanding Shares of the Fund, defined as the lesser of (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the Shares of the Fund. If the change in the Fund's classification is not approved, the Fund will continue to be managed as a "diversified" fund.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 2.

                    FURTHER INFORMATION REGARDING THE ADVISER
                           AND OTHER SERVICE PROVIDERS

     Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust ("GSA"), an affiliate of the Adviser, provides various fund administration and accounting services to the Fund, including daily valuation of the Fund's Shares and preparation of financial statements, tax returns and regulatory reports. In addition, Gartmore Investors Services, Inc. ("GISI"), an affiliate of GSA and the Adviser, serves as transfer agent and dividend disbursing agent for the Fund.

     Gartmore Distribution Services, Inc. ("GDSI"), another affiliate of the Adviser, serves as the Fund's principal underwriter. In its capacity as principal underwriter, GDSI is available to receive purchase orders and redemption requests relating to Shares of the Fund.

     The Adviser, GSA, GISI and GDSI are located at 1200 River Road, Conshohocken, Pennsylvania 19428.


                             PRINCIPAL SHAREHOLDERS

     As of October 18, 2002, to the Trust's knowledge, the following were the only persons who had or shared voting or investment power over more than 5% of the outstanding Shares of any Class of the Fund:




                                                  AMOUNT AND NATURE OF
NAME AND ADDRESS OF SHAREHOLDERS               VOTING AND INVESTMENT POWER
---------------------------------------  ---------------------------------------
Nationwide Variable Account-9 of         Shared voting and investment power over
Nationwide Life Insurance Company        1,414,279.527 Class I Shares of the Fund
One Nationwide Plaza                     representing 41.40% of the Fund's
Columbus, Ohio  43215                    outstanding Class I Shares.1

Nationwide Variable Account-II of        Shared voting and investment power over
Nationwide Life Insurance Company        760,790.403 Class I Shares of the Fund
One Nationwide Plaza                     representing 23.88% of the Fund's
Columbus, Ohio  43215                    outstanding Class I Shares.1

Nationwide Life Insurance Company        Direct voting and investment power over
One Nationwide Plaza                     514,517.670 Class I Shares of the Fund
Columbus, Ohio  43215                    representing 16.15% of the Fund's
                                         outstanding Class I Shares.

Nationwide Variable Life Insurance 4 of  Shared voting and investment power over
Nationwide Life Insurance Company        411,059.336 Class I Shares of the Fund
One Nationwide Plaza                     representing 12.91% of the Fund's
Columbus, Ohio  43215                    outstanding Class I Shares.1

Nationwide Life Insurance Company        Shared voting and investment power over
One Nationwide Plaza                     771,349.585 Class III Shares of the Fund
Columbus, Ohio 43215                     representing 83.20% of the Fund's
                                         outstanding Class III Shares.1

Nationwide Variable Account of           Shared voting and investment power over
Nationwide Life Insurance Company        155,145.848 Class III Shares of the Fund
One Nationwide Plaza                     representing 16.73% of the Fund's
Columbus, Ohio  43215                    outstanding Class III Shares.1

__________________________
1 As described above, Nationwide will vote these Shares in accordance with voting instructions it receives in a timely manner from variable contract owners.

     As of October 18, 2002, the Trustees and executive officers of the Trust as a group owned less than 1% of the outstanding Shares of the Fund.

                              SHAREHOLDER PROPOSALS

     Because the Trust and the Fund do not hold regular shareholder meetings, there is currently no specific date by which shareholder proposals intended to be presented at future meetings of shareholders must be received by the Trust. However, a proposal that is received by the Trust at its principal executive offices within a reasonable time before the Trust begins to print and mail its proxy materials for such a meeting will be considered for inclusion in the Trust's Proxy Statement and form or forms of proxy card and voting instructions relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials. Timely submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

                             ADDITIONAL INFORMATION

     With respect to the actions to be taken by the shareholders of the Fund on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the Shares of the Fund on the Proposals at the Meeting shall constitute a quorum for purposes of voting upon the Proposals at the Meeting. However, in some instances, an action may be required by law or by the Trust's Amended Declaration of Trust to be taken by the holders of a larger or different proportion of Shares. Abstentions shall be treated as votes present for purposes of determining whether a quorum exists. For purposes of determining whether a Proposal has been approved, abstentions will have the effect of a vote "against" the Proposals.

     The rules of the U.S. Securities and Exchange Commission require that the Fund disclose in this proxy statement the effect of "broker non-votes." Broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto. However, as described above, Nationwide, as the shareholder of record of all of the Fund's Shares, is required to vote Shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received by Nationwide. Therefore, broker non-votes will be so voted by Nationwide just as any other Shares for which Nationwide does not receive voting instructions.

     The Fund will bear all costs in connection with the solicitation of proxies from shareholders of the Fund. It is not currently expected that there will be any solicitation other than by mail.

                                             By  Order  of  the  Trustees

                                             KEVIN  S.  CROSSETT

                                             Kevin  S.  Crossett,  Secretary
November  8,  2002

--------------------------------------------------------------------------------
TO  VOTE  BY  MAIL
1)  Read  the  Proxy  Statement.
2)  Check  the  appropriate  boxes  on  the  reverse  side.
3)  Sign  and  date  the  Proxy  card.
4)  Return  the  Proxy  card  in  the  envelope  provided.

Please  fold  and  detach  card  at  perforation  before  mailing

                                   PROXY CARD

                        SPECIAL MEETING OF SHAREHOLDERS
                        GARTMORE VARIABLE INSURANCE TRUST
            GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
                                DECEMBER 16, 2002

                  **** CONTROL NUMBER: 999 999 999 999 99 ****

PROXY  SOLICITED  BY  THE  TRUSTEES

     The undersigned, revoking all previous proxies, hereby appoint(s) Mary Fran Ennis and William Baltrus, or either one of them, attorneys, with full power of substitution, to vote all shares of Gartmore GVIT Global Technology and Communications Fund (the "Fund"), a series of Gartmore Variable Insurance Trust, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at One Nationwide Plaza, 38th Floor, Conference Room 3, Columbus, Ohio 43215, on Monday, December 16, 2002 at 11:30 a.m. Eastern time, and at any adjournments thereof. All powers may be exercised by any one of said proxy holders or substitutes voting or acting. This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side.

     Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

Date:  ____________________________,  2002

IMPORTANT:  PLEASE  SIGN,  DATE,  AND  RETURN PROMPTLY  IN  ENCLOSED  ENVELOPE

_________________________________
Signature(s)  (Title(s),  if  applicable)

NOTE: Please sign exactly as your name appears on this Proxy Card. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

--------------------------------------------------------------------------------
            Please fold and detach card at perforation before mailing

    PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
                       PLEASE DO NOT USE FINE POINT PENS.

        Please refer to the Proxy Statement discussion of the Proposals.

IF  NO SPECIFICATION IS MADE BELOW, THIS PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE  BOARD  OF  TRUSTEES  RECOMMENDS  A  VOTE  FOR  THE  FOLLOWING:

     FOR     AGAINST      ABSTAIN

1. To amend the Fund's fundamental policy regarding industry concentration to permit the Fund to concentrate its investments in issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment. ___ ___ ___

2. To amend the Fund's fundamental policy regarding diversification to change the Fund from a "diversified" to a "non-diversified" fund. ___ ___ ___

                                    IMPORTANT
                 PLEASE SIGN, DATE AND MAIL IN YOUR PROXY TODAY

--------------------------------------------------------------------------------
TO  VOTE  BY  MAIL
1)  Read  the  Proxy  Statement.
2)  Check  the  appropriate  boxes  on  the  reverse  side.
3)  Sign  and  date  the  Proxy  card.
4)  Return  the  Proxy  card  in  the  envelope  provided.

Please  fold  and  detach  card  at  perforation  before  mailing

                              VOTING INSTRUCTIONS

                        SPECIAL MEETING OF SHAREHOLDERS
                        GARTMORE VARIABLE INSURANCE TRUST
            GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
                                DECEMBER 16, 2002

****  CONTROL  NUMBER:  999  999  999  999  99****

     The undersigned contract owner of a variable annuity or variable life insurance contract, revoking all previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all of the shares of Gartmore GVIT Global Technology and Communications Fund (the "Fund"), a series of Gartmore Variable Insurance Trust, attributable to his or her variable annuity or variable life insurance contract as of October 18, 2002, at the Special Meeting of Shareholders of the Fund to be held at One Nationwide Plaza, 38th Floor, Conference Room 3, Columbus, Ohio 43215, on Monday, December 16, 2002, at 11:30 a.m. Eastern time, and at any adjournments thereof. These Voting Instructions shall be used to vote on the proposals described in the Proxy Statement as specified on the reverse side.

     Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

Date:  __________________________,  2002

IMPORTANT:  PLEASE  SIGN,  DATE,  AND  RETURN PROMPTLY  IN  ENCLOSED  ENVELOPE

_______________________________
Signature(s)  (Title(s),  if  applicable)

NOTE:  Please sign exactly as your name appears on this Voting Instruction Form.
     When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instructions should be signed by an authorized person indicating the person's title.

--------------------------------------------------------------------------------
            Please fold and detach card at perforation before mailing

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

Please  refer  to  the  Proxy  Statement  discussion  of  the  Proposals.

IF NO SPECIFICATION IS MADE BELOW, THESE VOTING INSTRUCTIONS SHALL BE CONSIDERED
                TO BE AN INSTRUCTION TO VOTE FOR THE PROPOSALS.

     As to any other matter, Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company shall vote in accordance with their best judgment.

     FOR     AGAINST      ABSTAIN

1. To amend the Fund's fundamental policy regarding industry concentration to permit the Fund to concentrate its investments in issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment. ___ ___ ___

2. To amend the Fund's fundamental policy regarding diversification to change the Fund from a "diversified" to a "non-diversified" fund. ___ ___ ___

                                    IMPORTANT
        PLEASE SIGN, DATE AND MAIL IN YOUR VOTING INSTRUCTION FORM TODAY
--------------------------------------------------------------------------------